UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
April 9, 2013
EVCARCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-158293	26-3526039
(Commission File Number)	(IRS Employer Identification No.)

7703 Sand St Fort Worth, TX	76118
(Address of Principal Executive Offices)	(Zip Code)

817-595-0710

(Registrant's Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

On April 9, 2013, Gary Easterwood resigned as President and CEO of the Company without disagreement to devote more time to his duties as the President of our wholly-owned subsidiary The Third Stone Corporation and to pursue software development on behalf of the Company.

On April 9, Our Executive Vice President and Chairman, Walter Speck, was appointed by the Board of Directors to the position of Chief Executive Officer and President.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Letter of resignation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVCARCO, INC.

Date: April 9, 2013	By:	/s/ Walter Speck
Name: Walter Speck
Title: CEO and President